SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2003

AMERICAN ENTERTAINMENT AND ANIMATION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
0-29657
33-0727323
(State or other
jurisdiction of
incorporation
(Commission
File Number)
(I.R.S. Employer
Identification No.)

8500 Leslie Street, Suite 500
Thornhill, Ontario L3T 7M8
(Address of Principal Executive Offices) (Zip Code)

(905) 731-9775
(Registrant's telephone number, including area code)


Item 1.     Changes in Control
Not Applicable.
Item 2.     Acquisition or Disposition of Assets.
Not Applicable.
Note 3.    Bankruptcy or Receivership.
Not Applicable.
Note 4.    Changes in Registrant's Certifying Accountant.
(i) By resolution adopted on October 31, 2003, the board of directors of American Entertainment & Animation Corporation (the "Company") elected to change independent Accountants. The independent accounting firm of Moore Stephens, P.C. was notified on November 3, 2003 that the client auditor relationship between the Company and Moore Stephens, P.C. was terminated. The Company terminated Moore Stephens, P.C. because its application for approval by the Public Company Accounting Oversight Board has not been approved, and therefore it is unable to sign the Company's audit reports.

(ii) The independent auditors report on the consolidated financial statements for the year ended December 31, 2001 and the subsequent periods preceding December 31, 2002 contained no adverse opinion, no disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report issued by Moore Stephens, P.C. for the year ended December 31, 2001, and the interim periods ended March 31, 2002, June 30, 2002 and September 30, 2002 respectively, raised substantial doubt about the Company's ability to continue as a going concern.

(iii) The decision to change accountants was recommended by the Company's board of directors.

(iv) In connection with the audits of the Company's consolidated financial statements for the year ended December 31 2001, and during any subsequent interim periods preceding December 31, 2002, as well as the period up to and including November 3, 2003, there have been no disagreements with Moore Stephens, P.C. on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which if not resolved to the satisfaction of Moore Stephens, P.C. would have caused Moore Stephens, P.C. to make reference to the subject matter of the disagreements in connection with their reports.

(v)     Not applicable.

(vi) Moore Stephens, P.C's letter addressed to the Securities and Exchange Commission is attached hereto as Exhibit 16.

Engagement of new independent accounts.

(i) On November 3, 2003, the Registrant's board of directors engaged Moore Stephens Cooper Molyneux LLP, 701 Evans Avenue, 8th Floor, Toronto, Ontario, M9C 1A3 as its new independent auditors (the "new" accounting firm) to audit the Company's financial statements. The Company, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K items 304 (a) (2) (i) or (ii).

Note 5.    Other Events.
Not Applicable.
Note 6.    Resignations of Registrant's Directors.
Not Applicable.
Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.
(a)        Financial Statements of Businesses Acquired:  To be filed by amendment.
(b)        Pro Forma Financial Information:  To be filed by amendment.
(c)        Exhibits:
Exhibit No.
Description
16
Letter from Moore Stephens P.C. dated November 4, 2003.

Item 8.     Change in Fiscal Year.
Not Applicable.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duty authorized.


AMERICAN ENTERTAINMENT & ANIMATION
CORPORATION
Date:  November 7,2003
By: /s/ Marc Hazout

By: Marc Hazout, Chief Executive Officer